EXHIBIT 99.1
WAIVER NO. 2
     THIS WAIVER NO. 2 is being executed and delivered as of January 13, 2006, by and among Chicago Bridge and Iron Company N.V., a corporation organized under the laws of the Kingdom of the Netherlands (the “Company”), certain Subsidiaries party thereto as Borrowers (the “Subsidiary Borrowers”), JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA) as Administrative Agent (the “Administrative Agent”) under the hereinafter identified and defined Credit Agreement and the lenders party to said Credit Agreement. All capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement.
W I T N E S S E T H:
     WHEREAS, the Company, the Subsidiary Borrowers, the Lenders and the Administrative Agent are currently party to that certain Amended and Restated Credit Agreement dated as of May 12, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
     WHEREAS, the Borrowers have requested the Lenders and the Administrative Agent to waive certain provisions of the Credit Agreement in certain respects;
     WHEREAS, the Lenders and the Agent have agreed to waive certain provisions of the Credit Agreement on the terms and conditions set forth in Section 1 hereof.
     NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Borrowers and the Lenders, such parties hereby agree as follows:
     1. Waiver. The Borrowers have informed the Lenders that Defaults or Unmatured Defaults have occurred and are continuing, or are about to occur, under Sections 7.1(A)(i)(a), 7.1(A)(iii) and 8.1(B) of the Credit Agreement as a result of the Company’s failure to timely (a) file with the Commission its financial results and related documents for the third quarter of its 2005 fiscal year and (b) deliver to the Administrative Agent and the Lenders the financial reports and related documents required under the Credit Agreement for such period (collectively, the “Specified Defaults”). In accordance with the provisions of Section 9.2(i) of the Credit Agreement, the Borrowers have requested that, subject to the terms hereof, the Required Lenders waive the Specified Defaults and waive the application of the default rate of interest provided under Section 2.10 of the Credit Agreement. The Required Lenders hereby agree to such limited waiver; provided that this waiver shall (i) only remain in effect during the period (the “Waiver Period”) commencing on the date hereof and expiring on the earlier of (a) the occurrence of any Default or Unmatured Default other than one of the Specified Defaults and (b) April 1, 2006 and (ii) be subject to the receipt by the Administrative Agent of evidence satisfactory to it that the requisite number of noteholders party to the Note Purchase Agreement have duly executed and delivered an agreement to substantially the same effect as this waiver agreement such that no default, event of default or unmatured default would exist under the Note Agreement during the Waiver Period.
     Pursuant to the provisions of Section 9.3 of the Credit Agreement, (a) no delay or omission of the Lenders or the Administrative Agent to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or Unmatured Default or an acquiescence therein, and the making of a Loan or the issuance of a Letter of Credit notwithstanding the existence of a Default or the inability of the Company or any other Borrower to satisfy the conditions precedent to such Loan or issuance of such Letter of Credit shall not constitute any waiver or acquiescence and (b) any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the requisite number of Lenders required pursuant to Section 9.2, and then only to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law as a result of the Specified Defaults are hereby reserved on behalf of the Administrative Agent and the Lenders following the Waiver Period.
     2. Conditions of Effectiveness. This Waiver shall be deemed to have become effective as of the date hereof, but such effectiveness shall be subject to the following conditions: the Administrative Agent shall have received executed counterparts of this Waiver duly executed and delivered by the Company, the Subsidiary Borrowers and the Required Lenders and executed counterparts of the Reaffirmation attached hereto duly executed and delivered by the Subsidiary Guarantors.
     3. Representation and Warranties. Each Borrower hereby represents and warrants that, other than in connection with the Specified Defaults, (i) all of the representations and warranties contained in Article VI of the Credit Agreement are true and correct and (ii) no Default or Unmatured Default is in effect.
     5. No Implicit Waiver. Except as expressly set forth herein in connection with the Specified Defaults, (i) the execution, delivery and effectiveness of this Waiver shall neither operate as a waiver of any rights, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement or any other documents executed in connection with the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement nor any other document executed in connection therewith and (ii) the Credit Agreement shall remain in full force and effect in accordance with their original terms.
     6. GOVERNING LAW. THE ADMINISTRATIVE AGENT ACCEPTS THIS WAIVER NO. 2, ON BEHALF OF ITSELF AND THE LENDERS, AT CHICAGO, ILLINOIS BY ACKNOWLEDGING AND AGREEING TO IT THERE. ANY DISPUTE BETWEEN ANY BORROWER AND THE ADMINISTRATIVE AGENT OR ANY LENDER ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS WAIVER, THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING §735

ILCS 105/5-1 ET SEQ. BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.
[Signature Pages Follow]

     IN WITNESS WHEREOF, this Waiver No. 2 has been duly executed as of the day and year first above written.

CHICAGO BRIDGE & IRON COMPANY N.V., as the Company By: CHICAGO BRIDGE & IRON COMPANY B.V. Its: Managing Director

By:	/s/ Gerald M. Glenn

Name: Gerald M. Glenn Title: Managing Director
Signature Page to Waiver No. 2 to
Chicago Bridge & Iron Company N.V. et al
Amended and Restated Credit Agreement dated as of May 12, 2005

CB&I CONSTRUCTORS, INC., as a Subsidiary Borrower

By:	/s/ Richard A. Byers

Name: Richard A. Byers Title: Vice President and Treasurer

CBI SERVICES, INC., as a Subsidiary Borrower

By:	/s/ Terrence G. Browne

Name: Terrence G. Browne Title: Treasurer

CHICAGO BRIDGE & IRON COMPANY (DELAWARE), as a Subsidiary Borrower

By:	/s/ Richard A. Byers

Name: Richard A. Byers Title: Vice President and Treasurer

CB&I TYLER COMPANY, as a Subsidiary Borrower

By:	/s/ Richard A. Byers

Name: Richard A. Byers Title: Vice President and Treasurer

CHICAGO BRIDGE & IRON COMPANY B.V., as a Subsidiary Borrower

By:	/s/ Gerald M. Glenn

Name: Gerald M. Glenn Title: Managing Director
Signature Page to Waiver No. 2 to
Chicago Bridge & Iron Company N.V. et al
Amended and Restated Credit Agreement dated as of May 12, 2005

JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, NA), as Administrative Agent and as a Lender

By:	/s/ H. David Jones

Name: H. David Jones Title: Vice President

BANK OF AMERICA, N.A., as Syndication Agent and as a Lender

By:	/s/ Robert W. Troutman

Name: Robert W. Troutman Title: Managing Director

BANK OF MONTREAL, as a Documentation Agent and as a Lender

By:	/s/ Joann Holman

Name: Joann Holman Title: Director

WELLS FARGO BANK, N.A., as a Documentation Agent and as a Lender

By:	/s/ Thomas F. Caver, III

Name: Thomas F. Caver, III Title: Vice President
Signature Page to Waiver No. 2 to
Chicago Bridge & Iron Company N.V. et al
Amended and Restated Credit Agreement dated as of May 12, 2005

BNP PARIBAS, as a Documentation Agent and as a Lender

By:

Name: Title:

By:

Name: Title:

THE ROYAL BANK OF SCOTLAND plc , as a Documentation Agent and as a Lender

By:	/s/ Paul McDonagh

Name: Paul McDonagh Title: Managing Director

FORTIS CAPITAL CORP., as a Lender

By:	/s/ John W. Deegan

Name: John W. Deegan Title: Senior Vice President

By:	/s/ Rainer R. Kader

Name: Rainer R. Kader Title: Senior Vice President

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as a Lender

By:	/s/ Thomas R. Cantello

Name: Thomas R. Cantello Title: Vice President

By:	/s/ Brian T. Caldwell

Name: Brian T. Caldwell Title: Director
Signature Page to Waiver No. 2 to
Chicago Bridge & Iron Company N.V. et al
Amended and Restated Credit Agreement dated as of May 12, 2005

BARCLAYS BANK plc, as a Lender

By:	/s/ David Barton

Name: David Barton Title: Associate Director

CALYON NEW YORK BRANCH, as a Lender

By:	/s/ Page Dillehunt

Name: Page Dillehunt Title: Director

By:	/s/ Bertrand Cord’homme

Name: Bertrand Cord’homme Title: Director

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Pamela Oh

Name: Pamela Oh Title: Associate Director, Banking Products Services, US

By:	/s/ Irja R. Ofsa

Name: Irja R. Ofsa Title: Associate Director, Banking Products, US

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:

Name: Title:
Signature Page to Waiver No. 2 to
Chicago Bridge & Iron Company N.V. et al
Amended and Restated Credit Agreement dated as of May 12, 2005

REGIONS BANK, as a Lender

By:	/s/ Mark Burr

Name: Mark Burr Title: Senior Vice President

ALLIED IRISH BANK, PLC, as a Lender

By:	/s/ Rima Terradista

Name: Rima Terradista Title: Co-Head Leverage Finance, Director of Corporate Banking North America

By:	/s/ Shreya Shah

Name: Shreya Shah Title: Vice President

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Paul H. Theiss

Name: Paul H. Theiss Title: Vice President

STANDARD CHARTERED BANK, as a Lender

By:	/s/ Frieda Youlios

Name: Frieda Youlios Title: Vice President

By:	/s/ Robert K. Reddington

Name: Robert K. Reddington Title: AVR/Credit Documentation Credit Risk Control
Signature Page to Waiver No. 2 to
Chicago Bridge & Iron Company N.V. et al
Amended and Restated Credit Agreement dated as of May 12, 2005

ABU DHABI INTERNATIONAL BANK INC, as a Lender

By:	/s/ David J. Young

Name: David J. Young Title: Vice President

By:	/s/ Nagy S. Kolta

Name: Nagy S. Kolta Title: Executive Vice President

AMEGY BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jill S. Vaughn

Name: Jill S. Vaughn Title: Senior Vice President

BANK OF NEW YORK, as a Lender

By:	/s/ Kevin Higgins

Name: Kevin Higgins Title: Vice President

HIBERNIA NATIONAL BANK, as a Lender

By:	/s/ Debra H. Hulling

Name: Debra H. Hulling Title: Senior Vice President

WOODFOREST NATIONAL BANK, as a Lender

By:	/s/ Brennan F. Zaunbrecher

Name: Brennan F. Zaunbrecher Title: Commercial Loan Officer
Signature Page to Waiver No. 2 to
Chicago Bridge & Iron Company N.V. et al
Amended and Restated Credit Agreement dated as of May 12, 2005

REAFFIRMATION
     Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Waiver No. 2 in connection with that certain Amended and Restated Credit Agreement dated as of May 12, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Chicago Bridge and Iron Company N.V. (the “Company”), certain Subsidiaries of the Company party thereto as Borrowers (the “Subsidiary Borrowers”), JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA) as Administrative Agent (the “Administrative Agent”) under the Credit Agreement and the lenders party to said Credit Agreement, which Waiver No. 2 is dated as of January 13, 2006 (the “Waiver”). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Waiver and reaffirms the terms and conditions of the Guaranty and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Waiver and as the same may from time to time hereafter be amended, modified or restated.
[signature pages follow]
Signature Page to Waiver No. 2 to
Chicago Bridge & Iron Company N.V. et al
Amended and Restated Credit Agreement dated as of May 12, 2005

CHICAGO BRIDGE & IRON COMPANY N.V.
By: CHICAGO BRIDGE & IRON COMPANY B.V.
Its: Managing Director

By	/s/ Philip K. Asherman

Name:	Philip K. Asherman
Title:	Managing Director

CHICAGO BRIDGE & IRON COMPANY
a Delaware corporation

By:	/s/ Richard A. Byers

Name:	Richard A. Byers
Title:	Vice President and Treasurer

CHICAGO BRIDGE & IRON COMPANY (DELAWARE)

By:	/s/ Richard A. Byers

Name:	Richard A. Byers
Title:	Vice President and Treasurer

CB&I TYLER COMPANY

By:	/s/ Richard A. Byers

Name:	Richard A. Byers
Title:	Vice President and Treasurer

CB&I CONSTRUCTORS, INC.

By:	/s/ Richard A. Byers

Name:	Richard A. Byers
Title:	Vice President and Treasurer
Signature Page to Waiver No. 2 to
Chicago Bridge & Iron Company N.V. et al
Amended and Restated Credit Agreement dated as of May 12, 2005

CBI SERVICES, INC.

By:	/s/ Terrence G. Browne

Name:	Terrence G. Browne
Title:	Treasurer

CHICAGO BRIDGE & IRON COMPANY
an Illinois corporation

By:	/s/ Richard A. Byers

Name:	Richard A. Byers
Title:	Vice President and Treasurer

HORTON CBI, LIMITED

By:	/s/ James W. House

Name:	James W. House
Title:	Treasurer

CBI VENEZOLANA, S.A.

By:	/s/ Orlando Gomes

Name:	Orlando Gomes
Title:	Treasurer

CBI EASTERN ANSTALT

By:	/s/ Raymond Buckley

Name:	Raymond Buckley
Title:	Director

CBI CONSTRUCTORS PTY, LTD.

By	/s/ Ross Adame

Name:	Ross Adame
Title:	Director
Signature Page to Waiver No. 2 to
Chicago Bridge & Iron Company N.V. et al
Amended and Restated Credit Agreement dated as of May 12, 2005

LEALAND FINANCE COMPANY B.V.

By	/s/ Peter K. Bennett

Name:	Peter K. Bennett
Title:	Managing Director

CB&I (EUROPE) B.V.

By	/s/ Raymond Buckley

Name:	Raymond Buckley
Title:	Director

ARABIAN GULF MATERIAL SUPPLY COMPANY, LTD.

By	/s/ Harold Paul Mercer

Name:	Harold Paul Mercer
Title:	Director

ASIA PACIFIC SUPPLY CO.

By	/s/ Timothy J. Moran

Name:	Timothy J. Moran
Title:	Treasurer

CBI COMPANY LTD.

By:	/s/ Richard A. Byers

Name:	Richard A. Byers
Title:	Treasurer

CBI CONSTRUCCIONES S.A.

By	/s/ Jose Manuel Tappata

Name:	Jose Manuel Tappata
Title:	Director
Signature Page to Waiver No. 2 to
Chicago Bridge & Iron Company N.V. et al
Amended and Restated Credit Agreement dated as of May 12, 2005

CBI CONSTRUCTORS LIMITED

By	/s/ Peter K. Bennett

Name:	Peter K. Bennett
Title:	Director

CBI HOLDINGS (U.K.) LIMITED

By	/s/ Timothy J. Moran

Name:	Timothy J. Moran
Title:	Director

CBI OVERSEAS, LLC

By

Name:
Title:

CENTRAL TRADING COMPANY, LTD.

By:	/s/ Richard A. Byers

Name:	Richard A. Byers
Title:	Vice President and Treasurer

CHICAGO BRIDGE & IRON (ANTILLES) N.V.

By:	/s/ Gerald M. Glenn

Name:	Gerald M. Glenn
Title:	Managing Director

CHICAGO BRIDGE & IRON COMPANY B.V.

By:	/s/ Gerald M. Glenn

Name:	Gerald M. Glenn
Title:	Managing Director
Signature Page to Waiver No. 2 to
Chicago Bridge & Iron Company N.V. et al
Amended and Restated Credit Agreement dated as of May 12, 2005

CMP HOLDINGS B.V.

By:	/s/ Raymond Buckley

Name:	Raymond Buckley
Title:	Director

PACIFIC RIM MATERIAL SUPPLY COMPANY, LTD.

By	/s/ Harold Paul Mercer

Name:	Harold Paul Mercer
Title:	Director

HOWE-BAKER INTERNATIONAL, L.L.C.

By	/s/ Luke V. Scorsone

Name:	Luke V. Scorsone
Title:	President

HOWE-BAKER ENGINEERS, LTD.
By and through its General Partner,
Howe-Baker Management, L.L.C.

By	/s/ Luke V. Scorsone

Name:	Luke V. Scorsone
Title:	President

HOWE-BAKER HOLDINGS, L.L.C.

By	/s/ Luke V. Scorsone

Name:	Luke V. Scorsone
Title:	President

HOWE-BAKER MANAGEMENT, L.L.C.

By	/s/ Luke V. Scorsone

Name:	Luke V. Scorsone
Title:	President

HBI HOLDINGS, L.L.C.

By	/s/ Luke V. Scorsone

Name:	Luke V. Scorsone
Title:	President
Signature Page to Waiver No. 2 to
Chicago Bridge & Iron Company N.V. et al
Amended and Restated Credit Agreement dated as of May 12, 2005

CONSTRUCTORS INTERNATIONAL, L.L.C.

By	/s/ Luke V. Scorsone

Name:	Luke V. Scorsone
Title:	President

MATRIX ENGINEERING, LTD.

By	/s/ Scott T. Baker

Name:	Scott T. Baker
Title:	President

HOWE-BAKER INTERNATIONAL MANAGEMENT, L.L.C.

By	/s/ Scott T. Baker

Name:	Scott T. Baker
Title:	President

A&B BUILDERS, LTD.

By	/s/ James D. Gibson

Name:	James D. Gibson
Title:	President

MATRIX MANAGEMENT SERVICES, L.L.C.

By	/s/ Dennis C. Planic

Name:	Dennis C. Planic
Title:	Vice President – Finance, Treasurer and CFO
Signature Page to Waiver No. 2 to
Chicago Bridge & Iron Company N.V. et al
Amended and Restated Credit Agreement dated as of May 12, 2005

SOUTHERN TROPIC MATERIAL SUPPLY COMPANY, LTD.

By:	/s/ Raymond Buckley

Name:	Raymond Buckley per email granting authority
Title:	Treasurer

CB&I (NIGERIA) LIMITED

By

Name:
Title:

CHICAGO BRIDGE & IRON (ESPANA) S.A.

By:	/s/ Raymond Buckley

Name:	Raymond Buckley
Title:	Director

CBI (PHILLIPINES), INC.

By:	/s/ Orlando B. Badong

Name:	Orlando B. Badong
Title:	Asst. Treasurer/Director

CB&I JOHN BROWN LIMITED

By	/s/ Colin L. Astin

Name:	Colin L. Astin
Title:	Director

MORSE CONSTRUCTION GROUP, INC.

By:	/s/ Terrence G. Browne

Name:	Terrence G. Browne
Title:	Treasurer
Signature Page to Waiver No. 2 to
Chicago Bridge & Iron Company N.V. et al
Amended and Restated Credit Agreement dated as of May 12, 2005

CBI HUNGARY HOLDING LIMITED LIABILITY COMPANY

By:	/s/ Raymond Buckley

Name:	Raymond Buckley
Title:	Director

CBI LUXEMBOURG S.A.R.L.

By	/s/ Timothy J. Moran

Name:	Timothy J. Moran
Title:	Managing Director

CB&I FINANCE COMPANY LIMITED

By	/s/ Timothy J. Moran

Name:	Timothy J. Moran
Title:	Managing Director

CBI AMERICAS, LTD.

By:	/s/ Richard A. Byers

Name:	Richard A. Byers
Title:	Treasurer

CSA TRADING COMPANY, LTD.

By:	/s/ Richard A. Byers

Name:	Richard A. Byers
Title:	Treasurer

CB&I WOODLANDS L.L.C.

By:	/s/ Richard A. Byers

Name:	Richard A. Byers
Title:	Treasurer
Signature Page to Waiver No. 2 to
Chicago Bridge & Iron Company N.V. et al
Amended and Restated Credit Agreement dated as of May 12, 2005